CONFIRMATORY SIDE LETTER PAGE 1 CONFIRMATORY SIDE LETTER Company: Tamboran Resources Corporation (the “Company”) Date: January 15, 2026 (the “Effective Date”) Participant: Todd Abbott (“Participant”) This confirmatory side letter (this “Side Letter”) is entered into as of the Effective Date by and between the Company and the Participant and supplements and amends solely as set forth herein: (a) the Restricted Stock Unit Award Agreement (Initial Award) (the “Initial RSU Agreement”) and (b) the Restricted Stock Unit Award Agreement (Make Whole Award) (the “Make Whole RSU Agreement,” and together with the Initial RSU Agreement, the “RSU Agreements”), each issued under the Company’s 2024 Incentive Award Plan (the “Equity Plan”). Company and Participant are each a “Party” and together the “Parties.” Capitalized terms not defined herein have the meanings in the RSU Agreements or the Equity Plan. 1. Make Whole Award - Pro Rata Acceleration. a. Trigger: A Covered Termination (defined below) prior to January 15, 2029. b. Result: A pro rata portion of the RSUs shall vest as of Participant’s termination date as a result of a Covered Termination (such date, the “Acceleration Date”), calculated as: i. Vested Make Whole RSUs = Make Whole RSUs × (A/B) ii. A = days from January 15, 2026 through and including the Acceleration Date iii. B = days from January 15, 2026 through and including January 15, 2029 c. Remainder: Any Make Whole RSUs not vested under this Section 1 are forfeited per the Make Whole RSU Agreement. 2. Tranche 4 of Initial Award (32,660 Performance RSUs) - Pro Rata Acceleration. a. Trigger: A Covered Termination prior to January 15, 2029. b. Result: A pro rata portion of Tranche 4 (32,660 performance-based RSUs) shall vest as of the Acceleration Date, calculated as: i. Vested Tranche 4 RSUs (Deemed Target) = 32,660 × (A/B) ii. using the same A/B definitions in Section 1(b) above. c. Deemed performance: For the vested pro rata portion under this Section 2 only, TSR performance conditions for Tranche 4 shall be deemed achieved at target (and no further performance determination or certification is required for such vested pro rata portion). d. Remainder: Any portion of Tranche 4 not vested under this Section 2 is forfeited per the Initial RSU Agreement.

CONFIRMATORY SIDE LETTER PAGE 2 3. Change in Control – Full Acceleration Regardless of Assumption. a. Notwithstanding assumption: Effective immediately prior to the consummation of a Change in Control, 100% of all then-unvested RSUs subject to the RSU Agreements (including Tranche 4 and the Make Whole Award) shall fully vest, regardless of whether any RSU Award is assumed, substituted, continued, or replaced in the transaction. b. Settlement: Settlement shall occur in accordance with the RSU Agreements (including any securities-law/withholding administration provisions), and the Company (or successor) shall take all actions reasonably necessary to implement this Section 4. c. The Company is in the process of implementing its Severance and Change in Control Policy, which has been developed and is anticipated to be adopted by the Board. Upon adoption, any matters relating to Change in Control will be addressed in accordance with the provisions and intent of Tamboran’s Severance and Change in Control Policy. 4. Covered Termination. As used herein, “Covered Termination” means Participant’s Termination of Service that occurs (a) by the Company (or successor) without Cause, or (b) by Participant for Good Reason, in each case as those terms are defined in Participant’s applicable Employment Agreement and/or that certain Severance and Change in Control Policy of the Company (or, if not defined there, as determined under the Equity Plan in a manner consistent with this intent). While the Company is listed on the stock exchange managed by ASX Limited (the “ASX”) the total benefits payable to the Participant, including any other eligible employee under the Equity Plan, must not exceed 5% of the Company’s equity interests as set out in the latest accounts provided to ASX unless prior security holder approval by simple majority has been obtained in accordance with the ASX Listing Rules: 5. Change in Control. As used herein, has the meaning set forth in the Equity Plan, provided that the event qualifies as a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each within the meaning of Section 409A. 6. Order of Precedence; No Other Changes. This Side Letter controls solely with respect to the subject matter addressed above. Except as expressly modified herein, the RSU Agreements and the Equity Plan remain in full force and effect. In any conflict among this Side Letter, the RSU Agreements, and the Equity Plan, this Side Letter will control. 7. Miscellaneous. This Side Letter shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws. This Side Letter may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Parties further agree that electronic signature by any or all Parties shall be binding. No Party may assign this Side Letter or any of such Party’s rights or obligations hereunder without the prior written consent of the other Parties. [Signature Page to Follow]

CONFIRMATORY SIDE LETTER SIGNATURE PAGE IN WITNESS WHEREOF, the undersigned have caused this Side Letter to be duly executed and delivered to be effective on the Effective Date. Company: TAMBORAN RESOURCES CORPORATION By: ____________________________ Print Name: ____________________________ Title: ____________________________ Participant: TODD ABBOTT By: ____________________________ Print Name: ____________________________